United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: February 18, 2005

Vision Bancshares, Inc.

(Name of Small Business Issuer in Its Charter)

Alabama (State of Incorporation)	000-50719 (Commission File Number)	63-1230752 (IRS Employer Identification No.)

2201 West 1st Street

Gulf Shores, Alabama 36542

(251) 967-4212

(Address and Telephone Number

of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 1, 2005, Vision Bancshares, Inc. issued a press release announcing the relocation of its corporate headquarters to Panama City, Florida, from Gulf Shores, Alabama.

Item 9.01 Financial Statements and Exhibits

    Exhibits.

99.1        Press Release dated February 17, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: February 18, 2005

VISION BANCSHARES, INC.

/s/ William E. Blackmon
By:	William E. Blackmon Its: Chief Financial Officer